Supplement to the
Spartan® Emerging Markets Index Fund
Investor Class and Fidelity Advantage® Class
December 30, 2015
As Revised January 25, 2016
Summary Prospectus

Effective June 14, 2016, Spartan® Emerging Markets Index Fund will be renamed Fidelity® Emerging Markets Index Fund.

Effective June 14, 2016, Fidelity Advantage® Class will be renamed Premium Class.

Effective July 1, 2016, the following information replaces similar information for Fidelity® Emerging Markets Index Fund found in the “Fund Summary” section under the heading “Fee Table.”

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Investor Class	Premium Class
Management fee(a)	0.09%	0.09%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.21%	0.05%(a)
Total annual operating expenses	0.30%	0.14%

(a)  Adjusted to reflect current fees.

	Investor Class	Premium Class
1 year	$31	$14
3 years	$97	$45
5 years	$169	$79
10 years	$381	$179

EMX-SUM-16-02 1.9870397.101	July 1, 2016

Supplement to the
Spartan® Emerging Markets Index Fund
Institutional Class and Fidelity Advantage® Institutional Class
December 30, 2015
As Revised January 25, 2016
Summary Prospectus

Effective June 14, 2016, Spartan® Emerging Markets Index Fund will be renamed Fidelity® Emerging Markets Index Fund.

Effective June 14, 2016, Fidelity Advantage® Institutional Class will be renamed Institutional Premium Class.

Effective July 1, 2016, the following information replaces similar information for Fidelity® Emerging Markets Index Fund found in the "Fund Summary" section under the heading "Fee Table."

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Institutional Class	Institutional Premium Class
Management fee(a)	0.09%	0.09%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.02%(a)	0.00%
Total annual operating expenses	0.11%	0.09%

(a)  Adjusted to reflect current fees.

	Institutional Class	Institutional Premium Class
1 year	$11	$9
3 years	$35	$29
5 years	$62	$51
10 years	$141	$115

The following information replaces similar information for Spartan® Emerging Markets Index Fund found in the "Fund Summary" section under the heading "Principal Investment Strategies".

  Normally investing at least 80% of assets in securities included in the FTSE® Emerging Index (effective May 4, 2016, the MSCI Emerging Markets Index) and in depository receipts representing securities included in the index.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, earnings growth, country weightings, and the effect of foreign taxes to attempt to replicate the returns of the FTSE® Emerging Index (effective May 4, 2016, the MSCI Emerging Markets Index).

Effective June 14, 2016, the following information replaces similar information for Spartan® Emerging Markets Index Fund found in the "Fund Summary" section under heading "Average Annual Returns."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Institutional Class are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Life of class(a)
Institutional Class - Return Before Taxes	(15.87)%	(3.79)%
Return After Taxes on Distributions	(16.35)%	(4.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.58)%	(2.74)%
Institutional Premium Class - Return Before Taxes	(15.84)%	(3.76)%
FTSE Emerging Index (reflects no deduction for fees, expenses, or taxes)	(15.22)%	(2.78)%

(a)  From September 8, 2011

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Initial Purchase Minimum - Institutional Class	$5 million
Initial Purchase Minimum - Institutional Premium Class	$100 million

The fund may waive or lower purchase minimums in other circumstances.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information".

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

EMX-I-EMX-AI-SUM-16-03 1.9870399.102	July 1, 2016